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                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) January 20, 1994


                       THE CHASE MANHATTAN CORPORATION

           (Exact name of registrant as specified in its charter)


      Delaware               1-5945                13-2633613

(State or other jurisdiction (Commission           (IRS Employer
     of incorporation)       File Number)          Identification No.)


     1 Chase Manhattan Plaza,                           10081
       New York, New York                            (Zip Code)
(Address of principal executive offices)


                               (212) 552-2222

            (Registrant's telephone number, including area code)


                               Not Applicable

        (Former name or former address, if changed since last report)

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Item 5.     Other Events
- -------     ------------

                 On January 20, 1994, The Chase Manhattan
            Corporation (the "Company") entered into an underwriting agreement covering the issue and sale of $150,000,000 aggregate principal amount of 6.50% Subordinated Notes Due 2009. Said Notes were registered under the Securities Act of 1933 pursuant to the Company's shelf registration statement (Registration Statement No. 33-58144).

Item 7.     Financial Statements, Pro Forma Financial Information
            and Exhibits
- -------     ------------------------------------------------------

     (c)    Exhibits

  (1)(a) Underwriting Agreement, dated January 20, 1994, between the Company and Goldman, Sachs & Co.

  (4)(ii)   Form of global 6.50% Subordinated Note Due 2009.

  (4)(jj)   Form of definitive 6.50% Subordinated Note Due 2009.

  (12)      Computation of ratios of earnings to fixed charges
            (consolidated).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 THE CHASE MANHATTAN CORPORATION
                                 -------------------------------
                                         (Registrant)


                                 By: /s/ Arjun K. Mathrani
                                     ----------------------
                                     Arjun K. Mathrani
                                     Executive Vice President
                                     and Treasurer





January 24, 1994





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                                EXHIBIT INDEX


 Exhibit  Document


  (1)(a) Underwriting Agreement, dated January 20, 1994, between the Company and Goldman, Sachs & Co.

  (4)(ii)   Form of global 6.50% Subordinated Note Due 2009.

  (4)(jj)   Form of definitive 6.50% Subordinated Note Due 2009.

  (12)      Computation of ratios of earnings to fixed charges
            (consolidated).

























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